UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange act of 1934

Date of Report (Date of earliest event reported):
 April 28, 2017

PLANTRONICS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-12696	77-0207692
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

345 Encinal Street
Santa Cruz, California 95060
(Address of Principal Executive Offices including Zip Code)

(831) 426-5858
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On April 28, 2017, Plantronics, Inc. ("the Company") entered into a Second Amendment to Amended and Restated Credit Agreement ("Second Amendment") between the Company and Wells Fargo Bank, National Association ("Wells Fargo"). The Second Amendment modifies the Amended and Restated Credit Agreement between the Company and Wells Fargo dated May 15, 2015, as amended ("Credit Agreement"), to extend the term of the Credit Agreement to May 9, 2020, an extension of one year. The Second Amendment also revises prior changes to the defined term "EBITDA" and changes the Funded Debt to EBITDA (as those terms are defined in the Credit Agreement) ratio authorized under the Credit Agreement.

On April 28, 2017, the Company also entered into a Revolving Line of Credit Note ("Note") between the Company and Wells Fargo. The Note replaces the Revolving Line of Credit Note entered into in connection with the First Amendment to Amended and Restated Credit Agreement and Limited Waiver in 2016, conforming the maturity date of the Note to that of the Second Amendment.

Copies of the Second Amendment and Note are attached hereto as Exhibits 10.1 and 10.2, and the above summary is qualified in its entirety by reference to the Second Amendment and Note.

Item 2.02 Results of Operations and Financial Condition

On May 1, 2017, Plantronics, Inc. ("the Company"), a Delaware corporation, issued a press release reporting its results of operations and financial condition for the fourth quarter and full Fiscal Year 2017, which ended on April 1, 2017, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 2.02 as well as Exhibit 99.1, attached hereto, is intended to be furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure

On May 1, 2017, the Company announced in its press release titled "Plantronics Announces Fourth Quarter & Fiscal Year 2017 Financial Results" that its Board of Directors had declared a cash dividend of $0.15 per share of the Company's common stock, payable on June 9, 2017 to stockholders of record at the close of business on May 19, 2017.

Item 9.01 Financial Statements and Exhibits

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit Number	Description
10.1	Second Amendment to Amended and Restated Credit Agreement between Plantronics, Inc. and Wells Fargo Bank, National Association dated April 28, 2017
10.2	Revolving Line of Credit Note between Plantronics, Inc. and Wells Fargo Bank, National Association dated April 28, 2017
99.1	Press release issued by Plantronics, Inc. on May 1, 2017, entitled "Plantronics Announces Fourth Quarter & Fiscal Year 2017 Financial Results"

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 1, 2017	PLANTRONICS, INC.

		By:	/s/ Pamela Strayer
		Name:	Pamela Strayer
		Title:	Senior Vice President and Chief Financial Officer